EXHIBIT 4.1

DB MASTER FINANCE LLC,
as Master Issuer,
and
CITIBANK, N.A.,

as Trustee and Series 2017-1 Securities Intermediary

SERIES 2017-1 SUPPLEMENT
Dated as of October 23, 2017
to
BASE INDENTURE
Dated as of January 26, 2015

$150,000,000 Series 2017-1 Variable Funding Senior Notes, Class A-1
$600,000,000 Series 2017-1 3.629% Fixed Rate Senior Secured Notes, Class A-2-I
$800,000,000 Series 2017-1 4.030% Fixed Rate Senior Secured Notes, Class A-2-II

TABLE OF CONTENTS
Page
PRELIMINARY STATEMENT    1
DESIGNATION    1
ARTICLE I DEFINITIONS    1
ARTICLE II INITIAL ISSUANCE, INCREASES AND DECREASES OF SERIES 2017-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT    2

Section 2.1	Procedures for Issuing and Increasing the Series 2017-1 Class A-1 Outstanding Principal Amount 2

Section 2.2	Procedures for Decreasing the Series 2017-1 Class A-1 Outstanding Principal Amount 3
ARTICLE III SERIES 2017-1 ALLOCATIONS; PAYMENTS    5

Section 3.1	Allocations with Respect to the Series 2017-1 Notes 5

Section 3.2	Weekly Allocation Date Applications; Quarterly Payment Date Applications 5

Section 3.3	Certain Distributions from Series 2017-1 Distribution Accounts 5

Section 3.4	Series 2017-1 Class A-1 Interest and Certain Fees 6

Section 3.5	Series 2017-1 Class A-2 Interest 7

Section 3.6	Payment of Series 2017-1 Note Principal 8

Section 3.7	Series 2017-1 Class A-1 Distribution Account 15

Section 3.8	Series 2017-1 Class A-2 Distribution Account 16

Section 3.9	Trustee as Securities Intermediary 16

Section 3.10	Manager 18

Section 3.11	Replacement of Ineligible Accounts 18

Section 3.12	Interest Reserve Release Events 19
ARTICLE IV FORM OF SERIES 2017-1 NOTES    19

Section 4.1	Issuance of Series 2017-1 Class A-1 Notes 19

Section 4.2	Issuance of Series 2017-1 Class A-2 Notes 20

Section 4.3	Transfer Restrictions of Series 2017-1 Class A-1 Notes 22

Section 4.4	Transfer Restrictions of Series 2017-1 Class A-2 Notes 24

Section 4.5	[Reserved] 30

Section 4.6	Note Owner Representations and Warranties 30

Section 4.7	Limitation on Liability 32
ARTICLE V GENERAL    32

Section 5.1	Information 33

Section 5.2	Exhibits 33

Section 5.3	Ratification of Base Indenture 34

Section 5.4	Certain Notices to the Rating Agencies 34

Section 5.5	Prior Notice by Trustee to the Controlling Class Representative and Control Party 34

Section 5.6	Counterparts 34

Section 5.7	Governing Law 34

Section 5.8	Amendments 34

Section 5.9	Termination of Series Supplement 34

Section 5.10	Entire Agreement 34

ANNEXES
Annex A    Series 2017-1 Supplemental Definitions List
EXHIBITS
Exhibit A-1-1:    Form of Series 2017-1 Class A-1 Advance Note
Exhibit A-1-2:    Form of Series 2017-1 Class A-1 Swingline Note
Exhibit A-1-3:    Form of Series 2017-1 Class A-1 L/C Note
Exhibit A-2-1:    Form of Rule 144A Global Series 2017-1 Class A-2-I Note
Exhibit A-2-2:    Form of Rule 144A Global Series 2017-1 Class A-2-II Note
Exhibit A-2-3:    Form of Temporary Regulation S Global Series 2017-1 Class A-2-I Note
Exhibit A-2-4:    Form of Temporary Regulation S Global Series 2017-1 Class A-2-II Note
Exhibit A-2-5:    Form of Permanent Regulation S Global Series 2017-1 Class A-2-I Note
Exhibit A-2-6:    Form of Permanent Regulation S Global Series 2017-1 Class A-2-II Note
Exhibit B-1:    Form of Transferee Certificate
Exhibit B-2:    Form of Transferee Certificate
Exhibit B-3:    Form of Transferee Certificate
Exhibit B-4:    Form of Transferee Certificate
Exhibit C:    Form of Quarterly Noteholder’s Report
SERIES 2017-1 SUPPLEMENT, dated as of October 23, 2017 (this “Series Supplement”), by and between DB MASTER FINANCE LLC, a Delaware limited liability company (the “Master Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2017-1 Securities Intermediary, to the Base Indenture, dated as of January 26, 2015, by and between the Master Issuer and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Master Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and
WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2017-1 Notes. On the Series 2017-1 Closing Date, two Classes of Notes of such Series shall be issued: (a) Series 2017-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2017-1 Class A-1 Notes”) and (b) Series 2017-1 Senior Notes, Class A-2 (as referred to herein, the “Series 2017-1 Class A-2 Notes”). The Series 2017-1 Class A-1 Notes shall be issued in three subclasses: (i) Series 2017-1 Class A-1 Advance Notes (as referred to herein, the “Series 2017-1 Class A-1 Advance Notes”), (ii) Series 2017-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2017-1 Class A-1 Swingline Notes”), and (iii) Series 2017-1 Class A-1 L/C Notes (as referred to herein, the “Series 2017-1 Class A-1 L/C Notes”). The Series 2017-1 Class A-2 Notes shall be issued in two subclasses: (i) Series 2017-1 3.629% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2017-1 Class A-2-I Notes”) and (ii) Series 2017-1 4.030% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2017-1 Class A-2-II Notes). For purposes of the Indenture, the Series 2017-1 Class A-1 Notes and the Series 2017-1 Class A-2 Notes shall be deemed to be “Senior Notes”.
ARTICLE I

DEFINITIONS
All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2017-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2017-1 Supplemental Definitions List”) as such Series 2017-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2017-1 Notes and not to any other Series of Notes issued by the Master Issuer.
ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF
SERIES 2017-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT
Section 2.1    Procedures for Issuing and Increasing the Series 2017-1 Class A-1 Outstanding Principal Amount.
(a)    Subject to satisfaction of the conditions precedent to the making of Series 2017-1 Class A-1 Advances set forth in the Series 2017-1 Class A-1 Note Purchase Agreement, (i) on the Series 2017-1 Closing Date, the Master Issuer may cause the Series 2017-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2017-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Advances made on the Series 2017-1 Closing Date (the “Series 2017-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2017-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Master Issuer may increase the Series 2017-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2017-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2017-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2017-1 Class A-1 Outstanding Principal Amount exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. The Series 2017-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2017-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2017-1 Class A-1 Note Purchase Agreement) allocated among the Series 2017-1 Class A-1 Noteholders (other than the Series 2017-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2017-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Master Issuer in the applicable Series 2017-1 Class A-1 Advance Request or as otherwise set forth in the Series 2017-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Master Issuer or the Series 2017-1 Class A-1 Administrative Agent of the Series 2017-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2017-1 Class A-1 Initial Advance or such Increase, as applicable.
(b)    Subject to satisfaction of the applicable conditions precedent set forth in the Series 2017-1 Class A-1 Note Purchase Agreement, on the Series 2017-1 Closing Date, the Master Issuer may cause (i) the Series 2017-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2017-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Swingline Loans made on the Series 2017-1 Closing Date pursuant to Section 2.06 of the Series 2017-1 Class A-1 Note Purchase Agreement (the “Series 2017-1 Class A-1 Initial Swingline Loan”) and (i) the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2017-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2017-1 Closing Date pursuant to Section 2.07 of the Series 2017-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2017-1 Class A-1 Outstanding Principal Amount exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2017-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2017-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2017-1 Class A-1 L/C Obligations are set forth in the Series 2017-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Master Issuer or the Series 2017-1 Class A-1 Administrative Agent of the issuance of the Series 2017-1 Class A-1 Initial Swingline Principal Amount and the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.
Section 2.2    Procedures for Decreasing the Series 2017-1 Class A-1 Outstanding Principal Amount.
(a)    Mandatory Decrease. Whenever a Series 2017-1 Class A-1 Excess Principal Event shall have occurred, then, on or before 3:00 p.m. (New York City time) on the fourth Business Day immediately following the date on which the Manager or the Master Issuer obtains knowledge of such Series 2017-1 Class A-1 Excess Principal Event, the Master Issuer shall deposit in the Series 2017-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement. Such written direction of the Master Issuer shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2017-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2017-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2017-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2017-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2017-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement). Such Mandatory Decrease shall be allocated among the Series 2017-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement. Upon obtaining knowledge of such a Series 2017-1 Class A-1 Excess Principal Event, the Master Issuer promptly, but in any event within two (2) Business Days, shall deliver written notice (which may be given by e‑mail of a .pdf or similar file) of the need for any such Mandatory Decreases to the Trustee and the Series 2017-1 Class A-1 Administrative Agent. In connection with any Mandatory Decrease, the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).
(b)    Voluntary Decrease. Except as provided in Section 2.2(d), on any Business Day, the Master Issuer may decrease the Series 2017-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2017-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to below and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2017-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2017-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement); provided that to the extent the deposit into the Series 2017-1 Class A-1 Distribution Account described above is made after 3:00 p.m. (New York City time) on any Business Day, the same shall be deemed to be deposited on the following Business Day; provided, further, that (x) in the case of Eurodollar Advances or CP Advances, the Master Issuer shall provide written notice no later than 12:00 p.m. (New York City time) at least three (3) Business Days prior to such Voluntary Decrease and (y) in the case of Base Rate Advances, the Master Issuer shall provide written notice no later than 12:00 p.m. (New York City time) at least one (1) Business Day prior to such Voluntary Decrease, in each case to each Series 2017-1 Class A-1 Investor and the Series 2017-1 Class A-1 Administrative Agent; provided, further, that the Master Issuer shall provide written notice to the Trustee of any Voluntary Decrease no later than 12:00 p.m. (New York City time) at least one (1) Business Day prior to such Voluntary Decrease. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2017-1 Class A-1 Note Purchase Agreement. In connection with any Voluntary Decrease, the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).
(c)    Upon distribution to the Series 2017-1 Class A-1 Noteholders of principal of the Series 2017-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.
(d)    The Series 2017-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2017-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2017-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2017-1 Class A-1 Advances to repay Series 2017-1 Class A-1 Swingline Loans and Series 2017-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2017-1 Class A-1 Swingline Loans on same day notice. Upon receipt of written notice from the Master Issuer or the Series 2017-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.
ARTICLE III
SERIES 2017-1 ALLOCATIONS; PAYMENTS
With respect to the Series 2017-1 Notes only, the following shall apply:
Section 3.1    Allocations with Respect to the Series 2017-1 Notes. On the Series 2017-1 Closing Date, $5,550,000 of the net proceeds from the initial sale of the Series 2017-1 Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2017-1 Notes will be paid to, or at the direction of, the Master Issuer.
Section 3.2    Weekly Allocation Date Applications; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2017-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.
Section 3.3    Certain Distributions from Series 2017-1 Distribution Accounts. On each Quarterly Payment Date commencing on February 20, 2018, based solely upon the most recent Quarterly Noteholder’s Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2017-1 Class A-1 Noteholders from the Series 2017-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, Class A-1 Notes Commitment Fees Account and Senior Notes Principal Payment Account, pursuant to Section 5.12(a), (d) or (h), as applicable, of the Base Indenture, and deposited in the Series 2017-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal on such Quarterly Payment Date and (ii) to the Series 2017-1 Class A-2 Noteholders from the Series 2017-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account and Senior Notes Principal Payment Account, as applicable, pursuant to Section 5.12(a) or (h), as applicable, of the Base Indenture, and deposited in the Series 2017-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Quarterly Payment Date.
Notwithstanding anything to the contrary herein or in the Base Indenture, except as (i) provided under Section 3.6(f) or (ii) explicitly directed by the Master Issuer (or the Manager on its behalf) with respect to payments of Quarterly Scheduled Principal Amounts made under Section 3.6(c)(ii) following the satisfaction of the Series 2017‑1 Non-Amortization Test, each payment in respect of the Series 2017-1 Class A-2 Notes shall be distributed between the Tranches in accordance with (A) such amounts due with respect to interest on, principal of or otherwise with respect to such Tranches as provided hereunder or (B) if not otherwise provided hereunder, the Tranche Percentage of such payment amount applicable to each such Tranche; provided that, in each case, any shortfall in such payment amount shall be allocated based on the Tranche Percentage applicable to each such Tranche; provided, further, that all distributions to Noteholders of a Tranche shall be ratably allocated among the Noteholders within each applicable Tranche based on their respective portion of the Series 2017-1 Outstanding Principal Amount of such Tranche.
Section 3.4    Series 2017-1 Class A-1 Interest and Certain Fees.
(a)    Series 2017-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2017-1 Closing Date, the applicable portions of the Series 2017-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2017-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees at the applicable rates provided therefor in the Series 2017-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on February 20, 2018; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2017-1 Legal Final Maturity Date, on any Series 2017-1 Prepayment Date with respect to a prepayment in full of the Series 2017-1 Class A-1 Notes or on any other day on which all of the Series 2017-1 Class A-1 Outstanding Principal Amount is required to be paid in full. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2017-1 Class A-1 Note Rate.
(b)    Undrawn Commitment Fees. From and after the Series 2017-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2017-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on February 20, 2018. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2017-1 Class A-1 Note Rate.
(c)    Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest. From and after the Series 2017-1 Class A-1 Notes Renewal Date, if the Series 2017-1 Final Payment has not been made, additional interest will accrue on the Series 2017-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 5.00% per annum (the “Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2017-1 Class A-1 Note Rate. Any Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof.
(d)    Series 2017-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2017-1 Class A-1 Notes shall commence on the Series 2017-1 Closing Date and end on (but exclude) February 13, 2018.
Section 3.5    Series 2017-1 Class A-2 Interest.
(a)    Series 2017-1 Class A-2 Note Rate. From the Series 2017-1 Closing Date until the Series 2017-1 Class A-2 Outstanding Principal Amount with respect to a Tranche has been paid in full, the Series 2017-1 Class A-2 Outstanding Principal Amount with respect to such Tranche (after giving effect to all payments of principal made to Noteholders during such Interest Accrual Period, and also giving effect to repurchases and cancellations and Optional Scheduled Principal Prepayments of Series 2017-1 Class A-2 Notes during such Interest Accrual Period) will accrue interest at the Series 2017-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on February 20, 2018; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2017-1 Legal Final Maturity Date, on any Series 2017-1 Prepayment Date with respect to a prepayment in full of any Tranche of the Series 2017-1 Class A-2 Notes or on any other day on which all of the Series 2017-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2017-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2017-1 Class A-2 Note Rate. All computations of interest at the Series 2017-1 Class A-2 Note Rate shall be made on the basis of a 360-day year consisting of twelve 30-day months.
(b)    Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest.
(i)    Post-ARD Contingent Interest. From and after the Series 2017-1 Anticipated Repayment Date, as applicable to each Tranche of Series 2017-1 Class A-2 Notes, until the Series 2017-1 Class A-2 Outstanding Principal Amount with respect to such Tranche has been paid in full, additional interest (“Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest”) will accrue on the applicable Series 2017-1 Class A-2 Notes at an annual interest rate (the “Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate”) equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on such Series 2017‑1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years, plus (y) 5.00%, plus (z) (1) with respect to the Series 2017‑1 Class A-2-I Notes, 1.65% and (2) with respect to the Series 2017‑1 Class A-2-II Notes, 1.90%, exceeds (b) the Series 2017‑1 Class A-2 Note Rate with respect to such Tranche. All computations of Series 2017‑1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year and twelve 30-day months; provided that no Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue on any Tranche that has been defeased pursuant to Section 3.6(m).
(ii)    Payment of Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest. Any Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. For the avoidance of doubt, Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued on the applicable Tranche at the applicable Series 2017‑1 Class A-2 Note Rate. The failure to pay any Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest in excess of available amounts in accordance with the foregoing (including on the Series 2017-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof.
(c)    Series 2017-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2017-1 Class A-2 Notes shall commence on the Series 2017-1 Closing Date and end on (but exclude) February 20, 2018.
Section 3.6    Payment of Series 2017-1 Note Principal.
(a)    Series 2017-1 Notes Principal Payment at Legal Maturity. The Series 2017-1 Outstanding Principal Amount shall be due and payable on the Series 2017-1 Legal Final Maturity Date. The Series 2017-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2017-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.
(b)    Series 2017-1 Anticipated Repayment. The “Series 2017‑1 Anticipated Repayment Date”‑ means, (i) with respect to the Series 2017‑1 Class A-2-I Notes, the Quarterly Payment Date occurring in November 2024 and (ii) with respect to the Series 2017‑1 Class A-2-II Notes, the Quarterly Payment Date occurring in November 2027. The initial Series 2017-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in November 2022, unless extended as provided below in this Section 3.6(b).
(i)    First Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, the Manager shall have the option to elect (the “Series 2017-1 First Extension Election”) to extend the Series 2017-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in November 2023 by delivering written notice to the Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in November 2022 to the effect that the conditions precedent to such Series 2017-1 First Extension Election have been satisfied.
(ii)    Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, if the Series 2017-1 First Extension Election has been made and become effective, the Manager shall have the option to elect (the “Series 2017-1 Second Extension Election”) to extend the Series 2017-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in November 2024 by delivering written notice to the Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in November 2023 to the effect that the conditions precedent to such Series 2017-1 Second Extension Election have been satisfied.
(iii)    Conditions Precedent to Extension Elections. It shall be a condition to the extensions of the Series 2017-1 Class A-1 Notes Renewal Date that, in the case of Section 3.6(b)(i), on the Quarterly Payment Date occurring in November 2022, or in the case of Section 3.6(b)(ii), on the Quarterly Payment Date occurring in November 2023 (a) either (x) the rating assigned to the Series 2017-1 Class A-2 Notes by S&P Global Ratings has not been downgraded below “BBB” or withdrawn or (y) if such rating has been downgraded below “BBB” or withdrawn, such downgrade or withdrawal was caused primarily by the bankruptcy, insolvency or other financial difficulty experienced by any entity other than an Affiliate of DBI and (b) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date. Any notice given pursuant to Section 3.6(b)(i) or (ii) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee or the Administrative Agent shall be necessary for the effectiveness of the Series 2017-1 Extension Elections.
(c)    Payment of Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts.
(i)    Accrued Quarterly Scheduled Principal Amounts will be allocated on each Weekly Allocation Date (other than in respect of amounts paid pursuant to Section 3.6(f)(ii)) in accordance with the Priority of Payments, in the amount so available, and failure to pay any Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.
(ii)    Quarterly Scheduled Principal Amounts will be due and payable on each Quarterly Payment Date (other than in respect of amounts paid pursuant to Section 3.6(f)(ii)) in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default; provided that Quarterly Scheduled Principal Amounts will only be due and payable on a Quarterly Payment Date if (i) the Series 2017-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided that the Series 2017-1 Non-Amortization Test shall only apply so long as no Rapid Amortization Event shall have occurred and be continuing and (ii) such Quarterly Payment Date is prior to the Series 2017-1 Anticipated Repayment Date, as applicable; provided, further that if the Series 2017‑1 Non-Amortization Test is satisfied, the Master Issuer may, at its option, pay all or any part of such Quarterly Scheduled Principal Amounts with respect to any or all of the Tranches on such Quarterly Payment Date.
(iii)    On each Weekly Allocation Date and each Quarterly Payment Date, the Quarterly Scheduled Principal Deficiency Amount, if any, with respect to such Quarterly Payment Date will be allocated or due and payable, respectively, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.
(d)    Series 2017-1 Notes Mandatory Payments of Principal.
(i)    During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2017-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2017-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2017-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2017-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2017-1 Noteholders within each applicable Class and Tranche, as applicable, based on their respective portion of the Series 2017-1 Outstanding Principal Amount of such Class and Tranche, as applicable (or, in the case of the Series 2017-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement).
(ii)    During any Series 2017-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2017-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. Such payments shall be allocated among the Series 2017-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement. For the avoidance of doubt, no Series 2017-1 Class A-2 Make-Whole Prepayment Premium will be due in connection with any principal payments on the Series 2017-1 Class A-1 Notes.
(e)    Series 2017-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2017-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or in connection with any Asset Disposition Proceeds pursuant to Section 3.6(j), or in connection with any optional prepayment of any Series 2017-1 Class A-2 Notes or a Tranche made pursuant to Section 3.6(f)(i) (each, a “Series 2017-1 Class A-2 Prepayment”), in each case prior to the applicable Series 2017-1 Anticipated Repayment Date, the Master Issuer shall pay, in the manner described herein, the Series 2017-1 Class A-2 Make-Whole Prepayment Premium to the Series 2017-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2017-1 Prepayment Amount; provided that no such Series 2017-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) (i) with respect to the Series 2017‑1 Class A-2-I Notes, prepayments made on or after the Quarterly Payment Date in the 36th month prior to the Series 2017‑1 Anticipated Repayment Date, as applicable and (ii) with respect to the Series 2017‑1 Class A‑2‑II Notes, prepayments made on or after the Quarterly Payment Date in the 48th month prior to the Series 2017‑1 Anticipated Repayment Date, as applicable (the “Make-Whole End Date”), (B) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds and (C) Quarterly Scheduled Principal Amounts (including those paid at the option of the Master Issuer when the Series 2017-1 Non-Amortization Test has been satisfied and any Optional Scheduled Principal Prepayment) or Quarterly Scheduled Principal Deficiency Amounts.
(f)    Optional Prepayment of Series 2017-1 Class A-2 Notes.
(i)    Subject to Section 3.6(e) and (g) of this Series Supplement, the Master Issuer shall have the option to prepay both or either of the Tranches in whole on any Business Day or in part on any Quarterly Payment Date or on any date a mandatory prepayment may be made and that is specified as the Series 2017-1 Prepayment Date in the applicable Prepayment Notices; provided that the Master Issuer shall not make any optional prepayment in part of any Tranche pursuant to this Section 3.6(f)(i) in a principal amount for any single prepayment of less than $5,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the funds on deposit in the Senior Notes Principal Payment Account (including amounts to be transferred from the Cash Trap Reserve Account) that are allocable to the Tranches to be prepaid are sufficient to pay the principal amount of the Tranches to be prepaid and any Series 2017-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2017-1 Prepayment Date; (ii) the funds on deposit in the Senior Notes Interest Payment Account that are allocable to the Outstanding Principal Amount of the Tranches to be prepaid are sufficient to pay (A) the Class A-2 Quarterly Interest to but excluding the relevant Series 2017-1 Prepayment Date relating to the Outstanding Principal Amount of the Tranches to be prepaid (other than any Post-ARD Contingent Interest) and (B) only if such optional prepayment is a prepayment of the Series 2017-1 Class A-2 Notes in whole, (x) the Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2017-1 Class A-2 Notes or, in each case, such amounts have been deposited to the Series 2017-1 Class A-2 Distribution Account pursuant to Section 3.6(h)); and (iii) the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Master Issuer may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.
(ii)    Subject to Section 3.6(g) of this Series Supplement, the Master Issuer shall have the option to prepay one or more future Quarterly Scheduled Principal Amounts with respect to both or either of the Tranches (each, an “Optional Scheduled Principal Prepayment”) in full on any Quarterly Payment Date (each, a “Scheduled Principal Prepayment Date”); provided that such Optional Scheduled Principal Prepayment is accompanied by the Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium.
(g)    Notices of Prepayments. The Master Issuer shall give prior written notice (each, a “Prepayment Notice”) (i) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2017-1 Prepayment Date and (ii) at least three (3) Business Days prior to any Scheduled Principal Prepayment Date with respect to the Series 2017-1 Class A-2 Notes pursuant to Section 3.6(f)(ii) of this Series Supplement, to each Series 2017-1 Noteholder affected by the applicable Series 2017-1 Prepayment or Optional Scheduled Principal Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Master Issuer, such notice to the affected Series 2017-1 Noteholders shall be given by the Trustee in the name and at the expense of the Master Issuer. In connection with any such Prepayment Notice, the Master Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each such Series 2017-1 Prepayment or Optional Scheduled Principal Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2017-1 Prepayment Date or Scheduled Principal Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2017-1 Prepayment Amount or amount of such Optional Scheduled Principal Prepayment and (C) the date on which the applicable Series 2017-1 Class A-2 Make-Whole Prepayment Premium, if any, or Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2017-1 Prepayment Date or Scheduled Principal Prepayment Date (the “Series 2017-1 Make-Whole Premium Calculation Date”). The Master Issuer shall have the option, by written notice to the Trustee, the Servicer, the Control Party, the Rating Agencies and the affected Noteholders, to revoke, or amend the Series 2017-1 Prepayment Date or the Scheduled Principal Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2017-1 Prepayment Date or the Scheduled Principal Prepayment Date, as the case may be, set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Master Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent. The Master Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Master Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each affected Series 2017-1 Noteholder to the extent such Series 2017-1 Noteholder has provided an email address to the Trustee and (B) each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2017-1 Noteholder. For the avoidance of doubt, a Voluntary Decrease or a Subfacility Decrease in respect of the Series 2017-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6. A Prepayment Notice may be revoked or amended by the Master Issuer if the Trustee receives written notice of such revocation or amendment no later than 12:00 p.m. (New York City time) two (2) Business Days prior to the applicable Series 2017-1 Prepayment Date or Scheduled Principal Prepayment Date. The Master Issuer shall give written notice of such revocation or amendment to the Servicer, and at the request of the Master Issuer, the Trustee shall forward the notice of revocation or amendment to the Series 2017-1 Noteholders.
(h)    Series 2017-1 Prepayments. On each Series 2017-1 Prepayment Date with respect to any Series 2017-1 Prepayment, the Series 2017-1 Prepayment Amount and the Series 2017-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2017-1 Class A-1 Breakage Amounts applicable to such Series 2017-1 Prepayment shall be due and payable. On each Scheduled Principal Prepayment Date with respect to each Optional Scheduled Principal Prepayment, the amount of such Optional Scheduled Principal Prepayment and the Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium applicable to such Optional Scheduled Principal Prepayment amount shall be due and payable. The Master Issuer shall pay the Series 2017-1 Prepayment Amount together with the applicable Series 2017-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2017-1 Class A-1 Breakage Amounts applicable to such Series 2017-1 Prepayment, or the amount of any Optional Scheduled Principal Prepayment and the applicable Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium, by, to the extent not already deposited therein pursuant to Section 3.6(f) of this Series Supplement, depositing such amounts in the applicable Series 2017-1 Distribution Account on or prior to the related Series 2017-1 Prepayment Date or Scheduled Principal Prepayment Date, as applicable, to be distributed in accordance with Section 3.6(k) of this Series Supplement.
(i)    Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2017-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2017-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) the payment of any Quarterly Scheduled Principal Amounts (including those paid at the election of the Master Issuer when the Series 2017-1 Non-Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts (iii) any Optional Scheduled Principal Prepayment and (iv) any prepayment on or after the Make-Whole End Date.
(j)    Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(h) of the Base Indenture and any such funds allocable to the Series 2017-1 Notes shall be deposited in the applicable Series 2017-1 Distribution Accounts and used to prepay first, if a Series 2017-1 Class A-1 Notes Amortization Period is continuing, the Series 2017-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement), second, the Series 2017-1 Class A-2 Notes (to be allocated between the Tranches in accordance with the Tranche Percentage) and third, provided that clause first does not apply, the Series 2017-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement), on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Master Issuer shall not be obligated to pay any prepayment premium. The Master Issuer shall, however, be obligated to pay any applicable Series 2017-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2017-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2017-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.
(k)    Series 2017-1 Prepayment Distributions.
(i)    On the Series 2017-1 Prepayment Date for each Series 2017-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2017-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2017-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2017-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2017-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2017-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2017-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2017-1 Prepayment Date and any associated Series 2017-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.
(ii)    On the Series 2017-1 Prepayment Date for each Series 2017-1 Prepayment or the Scheduled Principal Prepayment Date for each Optional Scheduled Principal Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2017-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2017-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the applicable Series 2017-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date the amount deposited in the Series 2017-1 Class A-2 Distribution Account pursuant to this Section 3.6 with respect to such Series 2017-1 Prepayment, if any, in order to repay the applicable portion of the Series 2017-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2017-1 Prepayment Date or Scheduled Principal Prepayment Date and any Series 2017-1 Class A-2 Make-Whole Prepayment Premium or Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium due to Series 2017-1 Class A-2 Noteholders payable on such date.
(l)    Series 2017-1 Notices of Final Payment. The Master Issuer shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2017-1 Prepayment Date that will be the Series 2017-1 Final Payment Date; provided, however, that with respect to any Series 2017-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Master Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2017-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2017-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2017-1 Prepayment Date that will be the Series 2017-1 Final Payment Date. Such written notice to be sent to the Series 2017-1 Noteholders shall be made at the expense of the Master Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Master Issuer indicating that the Series 2017-1 Final Payment will be made and shall specify that such Series 2017-1 Final Payment will be payable only upon presentation and surrender of the Series 2017-1 Notes and shall specify the place where the Series 2017-1 Notes may be presented and surrendered for such Series 2017-1 Final Payment.
(m)    Tranche Defeasance. The Master Issuer, solely in connection with an optional prepayment in full, a mandatory prepayment in full or a redemption in full of a particular Tranche (the “Defeased Tranche”) as provided hereunder, may terminate all of its Obligations under the Indenture and all Obligations of the Guarantors under the Guarantee and Collateral Agreement in respect of such Tranche; provided that the conditions set forth under Section 12.1(c) (other than the conditions set forth under Section 12.1(c)(ii)) of the Base Indenture with respect to the Defeased Tranche have been satisfied; provided that no amounts in respect of the Class A-1 Notes or the other Tranche shall be required to be paid in accordance with Section 12.1(c)(i)(1) of the Base Indenture.
Section 3.7    Series 2017-1 Class A-1 Distribution Account.
(a)    Establishment of Series 2017-1 Class A-1 Distribution Account. The Master Issuer has established with the Trustee the Series 2017-1 Class A-1 Distribution Account in the name of the Trustee for the benefit of the Series 2017-1 Class A-1 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2017-1 Class A-1 Noteholders. The Series 2017-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2017-1 Class A-1 Distribution Account will be established with the Trustee.
(b)    Series 2017-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2017-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2017-1 Class A-1 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2017-1 Class A-1 Noteholders, all of the Master Issuer’s rights, title and interests in and to the following (whether now or hereafter existing or acquired): (i) the Series 2017-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2017-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2017-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2017-1 Class A-1 Distribution Account Collateral”).
(c)    Termination of Series 2017-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2017-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2017-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2017-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2017-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2017-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.
Section 3.8    Series 2017-1 Class A-2 Distribution Account.
(a)    Establishment of Series 2017-1 Class A-2 Distribution Account. The Master Issuer has established with the Trustee the Series 2017-1 Class A-2 Distribution Account in the name of the Trustee for the benefit of the Series 2017-1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2017-1 Class A-2 Noteholders. The Series 2017-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2017-1 Class A-2 Distribution Account will be established with the Trustee.
(b)    Series 2017-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2017-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2017-1 Class A-2 Notes, the Master Issuer hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2017-1 Class A-2 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2017-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2017-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2017-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2017-1 Class A-2 Distribution Account Collateral”).
(c)    Termination of Series 2017-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2017-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2017-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.
Section 3.9    Trustee as Securities Intermediary.
(a)    The Trustee or other Person holding the Series 2017-1 Distribution Accounts shall be the “Series 2017-1 Securities Intermediary”. If the Series 2017-1 Securities Intermediary in respect of any Series 2017-1 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2017-1 Securities Intermediary set forth in this Section 3.9.
(b)    The Series 2017-1 Securities Intermediary agrees that:
(i)    The Series 2017-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;
(ii)    The Series 2017-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2017-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;
(iii)    All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2017-1 Distribution Account shall be registered in the name of the Series 2017-1 Securities Intermediary, indorsed to the Series 2017-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2017-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2017-1 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;
(iv)    All property delivered to the Series 2017-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2017-1 Distribution Account;
(v)    Each item of property (whether investment property, security, instrument or cash) credited to any Series 2017-1 Distribution Account shall be treated as a Financial Asset;
(vi)    If at any time the Series 2017-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2017-1 Distribution Accounts, the Series 2017-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;
(vii)    The Series 2017-1 Distribution Accounts and all issues specified in Article 2(1) of the Hague Securities Convention shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2017-1 Securities Intermediary’s jurisdiction and the Series 2017-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The Securities Intermediary represents that it has an office in the United States which is engaged in a business or other regular activity of maintaining securities accounts;
(viii)    The Series 2017-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2017-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2017-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2017-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and
(ix)    Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2017-1 Distribution Accounts, neither the Series 2017-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2017-1 Distribution Account or any Financial Asset credited thereto. If the Series 2017-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2017-1 Distribution Account or any Financial Asset carried therein, the Series 2017-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.
(c)    At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2017-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2017-1 Distribution Accounts; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2017-1 Distribution Accounts.
Section 3.10    Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer. The Series 2017-1 Noteholders by their acceptance of the Series 2017-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer. Any such reports and notices that are required to be delivered to the Series 2017-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.
Section 3.11    Replacement of Ineligible Accounts. If, at any time, either of the Series 2017-1 Class A-1 Distribution Account or the Series 2017-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2017-1 Ineligible Account”), the Master Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within ninety (90) days of obtaining actual knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2017-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2017-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.
Section 3.12    Interest Reserve Release Events. On any Quarterly Calculation Date on which a Series 2017-1 Interest Reserve Release Event has occurred or is concurrently occurring, the Master Issuer (or the Manager on its behalf) may instruct the Trustee in writing to withdraw the Series 2017-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account on the following Quarterly Payment Date and to deposit such amount into the Collection Account pursuant to Section 5.10(f)(vii) of the Base Indenture for distribution in accordance with the Priority of Payments.
ARTICLE IV

FORM OF SERIES 2017-1 NOTES
Section 4.1    Issuance of Series 2017-1 Class A-1 Notes. (a) The Series 2017-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2017-1 Class A-1 Noteholders (other than the Series 2017-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2017-1 Class A-1 Noteholders. The Series 2017-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2017-1 Class A-1 Notes Maximum Principal Amount as of the Series 2017-1 Closing Date, and shall be initially issued on the Series 2017-1 Closing Date in an aggregate outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement. The Trustee shall record any Increases or Decreases with respect to the Series 2017-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2017-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases. The Series 2017-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2017-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2017-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2017-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.
(a)    The Series 2017-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2017-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Master Issuer and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this Series Supplement and the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2017-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2017-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2017-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2017-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.
(b)    For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2017-1 Class A-1 Notes will exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2017-1 Class A-1 Advance Notes, the Series 2017-1 Class A-1 Swingline Notes and the Series 2017-1 Class A-1 L/C Notes in the aggregate exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount.
(c)    The Series 2017-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2017-1 Class A-1 Notes, as evidenced by their execution of the Series 2017-1 Class A-1 Notes. The Series 2017-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2017-1 Class A-1 Notes, as evidenced by their execution of such Series 2017-1 Class A-1 Notes. The initial sale of the Series 2017-1 Class A-1 Notes is limited to Persons who have executed the Series 2017-1 Class A-1 Note Purchase Agreement. The Series 2017-1 Class A-1 Notes may be resold only to the Master Issuer, its Affiliates, and Persons who are not Competitors (except that Series 2017-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Master Issuer) in compliance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement.
Section 4.2    Issuance of Series 2017-1 Class A-2 Notes. The Series 2017-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2017-1 Class A-2 Initial Principal Amount on the Series 2017-1 Closing Date by the Master Issuer pursuant to the Series 2017-1 Class A-2 Note Purchase Agreement. The Series 2017-1 Class A-2 Notes will be resold initially only to the Master Issuer or its Affiliates or (A) in the United States to a Person that is not a Competitor and that is a QIB in a transaction meeting the requirements of on Rule 144A, (B) outside the United States, to a Person that is not a Competitor and that is not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in a transaction meeting the requirements of Regulation S or (C) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Base Indenture and any applicable securities laws of any state of the United States. The Series 2017-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2017-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2017-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2017-1 Class A-2 Notes. The Series 2017-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.
(a)    Rule 144A Global Notes. The Series 2017-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 or Exhibit A-2-2 hereto, as applicable, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.
(b)    Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2017-1 Class A-2 Notes offered and sold on the Series 2017-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-3 or Exhibit A-2-4 hereto, as applicable, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2017-1 Class A-2 Note, such Series 2017-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-5 or Exhibit A-2-6 hereto, as applicable, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.
(c)    Definitive Notes. The Series 2017-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2017-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.
Section 4.3    Transfer Restrictions of Series 2017-1 Class A-1 Notes.
(a)    Subject to the terms of the Indenture and the Series 2017-1 Class A-1 Note Purchase Agreement, the holder of any Series 2017-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2017-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2017-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2017-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2017-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2017-1 Class A-1 Note Purchase Agreement, then such Series 2017-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2017-1 Class A-1 Advance Note. In exchange for any Series 2017-1 Class A-1 Advance Note properly presented for transfer, the Master Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2017-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2017-1 Class A-1 Advance Note in part, the Master Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2017-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2017-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2017-1 Class A-1 Noteholder at such office. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2017-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2017-1 Class A-1 Advance Note as Series 2017-1 Class A-1 Noteholders.
(b)    Subject to the terms of the Indenture and the Series 2017-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2017-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2017-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2017-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2017-1 Class A-1 Swingline Note properly presented for transfer, the Master Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2017-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2017-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2017-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2017-1 Class A-1 Swingline Note as a Series 2017-1 Class A-1 Noteholder.
(c)    Subject to the terms of the Indenture and the Series 2017-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2017-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2017-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Master Issuer and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2017-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2017-1 Class A-1 L/C Note properly presented for transfer, the Master Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2017-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2017-1 Class A-1 L/C Note in part, the Master Issuer shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2017-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2017-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office. Neither the Master Issuer nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2017-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2017-1 Class A-1 L/C Note as a Series 2017-1 Class A-1 Noteholder.
(d)    Each Series 2017-1 Class A-1 Note shall bear the following legend:
THE ISSUANCE AND SALE OF THIS SERIES 2017-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND THE MASTER ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE MASTER ISSUER GIVES WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF OCTOBER 23, 2017 BY AND AMONG THE MASTER ISSUER, DUNKIN’ BRANDS, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.
The required legend set forth above shall not be removed from the Series 2017-1 Class A-1 Notes except as provided herein.
Section 4.4    Transfer Restrictions of Series 2017-1 Class A-2 Notes.
(a)    A Series 2017-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2017-1 Class A-2 Note that is issued in exchange for a Series 2017-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2017-1 Global Note effected in accordance with the other provisions of this Section 4.4.
(b)    The transfer by a Series 2017-1 Note Owner holding a beneficial interest in a Series 2017-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Master Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.
(c)    If a Series 2017-1 Note Owner holding a beneficial interest in a Series 2017-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2017-1 Series 2017-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(d)    If a Series 2017-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2017-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.
(e)    If a Series 2017-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2017-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.
(f)    In the event that a Series 2017-1 Global Note or any portion thereof is exchanged for Series 2017-1 Class A-2 Notes other than Series 2017-1 Global Notes, such other Series 2017-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2017-1 Class A-2 Notes that are not Series 2017-1 Global Notes or for a beneficial interest in a Series 2017-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Master Issuer and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2017-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.
(g)    Until the termination of the Restricted Period with respect to any Series 2017-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2017-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.
(h)    The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend:
THE ISSUANCE AND SALE OF THIS SERIES 2017-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND DB MASTER FINANCE LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NEITHER A COMPETITOR NOR A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.
BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.
THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.
ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASERS OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.
IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.
IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND NOT A “U.S. PERSON”. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.
(i)    The Series 2017-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:
UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS NOT A COMPETITOR, IS THE MASTER ISSUER OR IS AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS NOT A COMPETITOR, IS THE MASTER ISSUER OR IS AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.
(j)    The Series 2017-1 Global Notes issued in connection with the Series 2017-1 Class A-2 Notes shall bear the following legend:
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NY 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
(k)    The required legends set forth above shall not be removed from the applicable Series 2017-1 Class A-2 Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Master Issuer and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Master Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer (or the Manager on its behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2017-1 Class A-2 Note or Series 2017-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2017-1 Class A-2 Note as provided above, no other Series 2017-1 Class A-2 Note issued in exchange for all or any part of such Series 2017-1 Class A-2 Note shall bear such legend, unless the Master Issuer has reasonable cause to believe that such other Series 2017-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.
Section 4.5    [Reserved].
Section 4.6    Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2017-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2017-1 Note as follows:
(a)    With respect to any sale of Series 2017-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2017-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2017-1 Notes in any such sale will be for its own account or for the account of another QIB.
(b)    With respect to any sale of Series 2017-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2017-1 Notes was originated, it was outside the United States to a Person that is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.
(c)    It has not been formed for the purpose of investing in the Series 2017-1 Notes, except where each beneficial owner is a QIB (for Series 2017-1 Notes acquired in the United States) or is not a U.S. Person (for Series 2017-1 Notes acquired outside the United States).
(d)    It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2017-1 Notes.
(e)    It understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2017-1 Notes from one or more book-entry depositories.
(f)    It understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.
(g)    It will provide to each person to whom it transfers Series 2017-1 Notes notices of any restrictions on transfer of such Series 2017-1 Notes.
(h)    It understands that (i) the Series 2017-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2017-1 Notes have not been registered under the Securities Act, (iii) such Series 2017-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (C) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2017-1 Note is required to, notify any subsequent purchaser of a Series 2017-1 Note of the resale restrictions set forth in clause (iii) above.
(i)    It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.
(j)    It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.
(k)    It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.
(l)    In the case of an investment in the Series 2017-1 Class A-2 Notes, either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2017-1 Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.
(m)    In the case of an investment in the Series 2017-1 Class A-2 Notes, if it is a Benefit Plan Investor, at any time when regulation 29 C.F.R. Section 2510.3-21, as modified in 2016, is applicable, none of the Transaction Parties has provided or will provide advice with respect to the acquisition of such Notes by such Benefit Plan Investor, and the decision to acquire such Notes has been made by the Benefit Plan Investor fiduciary, which is an “independent fiduciary with financial expertise” as described in 29 C.F.R. Sec. 2510.3-21(c)(1), meaning that the Benefit Plan Investor fiduciary: (a) is (i) a bank, insurance carrier, registered investment adviser, or broker-dealer, in each case as described in 29 C.F.R. Section 2510.3- 21(c)(1)(i), or (ii) an independent fiduciary that holds, or has under its management or control, total assets of at least U.S. $50 million; (b) is an independent plan fiduciary within the meaning of 29 C.F.R. Section 2510.3-21; (c) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies; (d) is responsible for exercising independent judgment in evaluating the transaction and (e) it is not paying any fee or other compensation to a Transaction Party for investment advice (as opposed to other services) in connection with the transaction. In addition, such fiduciary (i) has been informed (and expressly confirms) that none of the Transaction Parties, or other persons that provide marketing services, nor any of their affiliates, has provided, and none of them will provide, impartial investment advice and they are not giving any advice in a fiduciary capacity, in connection with the investor's acquisition of such Notes and (ii) has received and understands the disclosure of the existence and nature of the financial interests contained in the Offering Memorandum and related materials. Notwithstanding the foregoing, any Benefit Plan Investor fiduciary which is an individual directing his or her own individual retirement account shall not be deemed to have made the representation in clause (a)(ii) above with respect to a “person with financial expertise.”
(n)    It understands that any subsequent transfer of the Series 2017-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2017-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.
(o)    It is not a Competitor.
Section 4.7    Limitation on Liability. None of the Master Issuer, the Trustee or any Paying Agent shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Master Issuer, the Trustee or the Paying Agent shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.
ARTICLE V

GENERAL
Section 5.1    Information. On or before each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, a Quarterly Noteholder’s Report with respect to the Series 2017-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:
(i)    the total amount available to be distributed to Series 2017-1 Noteholders on such Quarterly Payment Date;
(ii)    the amount of such distribution allocable to the payment of interest on each Class and Tranche of the Series 2017-1 Notes;
(iii)    the amount of such distribution allocable to the payment of principal of each Class and Tranche of the Series 2017-1 Notes;
(iv)    the amount of such distribution allocable to the payment of any Series 2017-1 Class A-2 Make-Whole Prepayment Premium or Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium, if any, on each Tranche;
(v)    the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2017-1 Class A-1 Noteholders;
(vi)    whether, to the Actual Knowledge of the Master Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date;
(vii)    the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;
(viii)    the number of franchised PODs as of the last day of the preceding Quarterly Collection Period;
(ix)    the amount of Dunkin’ Donuts U.S. Sales as of the last day of the related Quarterly Collection Period; and
(x)    the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period.
Any Series 2017-1 Noteholder may obtain copies of each Quarterly Noteholder’s Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.
Section 5.2    Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.
Section 5.3    Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.
Section 5.4    Certain Notices to the Rating Agencies. The Master Issuer shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.
Section 5.5    Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).
Section 5.6    Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 5.7    Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5.8    Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
Section 5.9    Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2017-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2017-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2017-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2017-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2017-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2017-1 Class A-1 Commitments have been terminated, (iii) the Master Issuer has paid all sums payable hereunder and, without duplication (iv) the conditions set forth in Section 12.1(c) of the Base Indenture have been satisfied with respect to the Series 2017-1 Notes; provided that any provisions of this Series Supplement required for the Series 2017-1 Final Payment to be made shall survive until the Series 2017-1 Final Payment is paid to the Series 2017-1 Noteholders.
Section 5.10    Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Master Issuer, the Trustee and the Series 2017-1 Securities Intermediary has caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

DB MASTER FINANCE LLC, as Master Issuer

By:	/s/ Katherine D. Jaspon Name: Katherine D. Jaspon Title: Chief Financial Officer
CITIBANK, N.A., in its capacity as Trustee and as Series 2017-1 Securities Intermediary

By:	/s/ Jacqueline Suarez Name: Jacqueline Suarez Title: Vice President

CONSENT OF CONTROL PARTY AND SERVICER:
Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer, hereby consents to the execution and delivery by the Master Issuer and the Trustee and Securities Intermediary of the foregoing Series Supplement.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

By: /s/ Steven W. Smith
Name: Steven W. Smith
Title: Executive Vice President

ANNEX A
SERIES 2017-1
SUPPLEMENTAL DEFINITIONS LIST
“Accrued Quarterly Scheduled Principal Amount” means, for each Weekly Allocation Date with respect to any Quarterly Collection Period, an amount equal to the lesser of (a) the sum of (i) the product of (1) the Weekly Accrual Percentage for such Weekly Collection Period and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Accrued Quarterly Scheduled Principal Shortfall Amount for such Weekly Allocation Date and (b) the amount, if any, by which (i) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Notes Principal Payment Account with respect to the Series 2017-1 Senior Notes on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period; provided that, solely for purposes of the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, the “Accrued Quarterly Scheduled Principal Amount” shall be deemed to mean an amount equal to the excess of (x) the product of (1) 40.0% and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period over (y) the amount (if any) of the Series 2015-1 Note Excess Funds that the Manager directs the Trustee to apply to the Accrued Quarterly Scheduled Principal Amount pursuant to the Weekly Manager’s Certificate with respect to such Weekly Allocation Date. For purposes of the Base Indenture, the Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Senior Notes Accrued Quarterly Scheduled Principal Amount”.
“Accrued Quarterly Scheduled Principal Shortfall Amount” means, (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, as well as the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payment Account with respect to Accrued Quarterly Scheduled Principal Amounts on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Accrued Quarterly Scheduled Principal Amount for such immediately preceding Weekly Allocation Date.
“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Administrative Agent” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent”.
“Administrative Agent Fees” has the meaning set forth in the Series 2017-1 Class A-1 VFN Fee Letter.
“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Affected Person” has the meaning set forth in Section 3.05 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Agent Members” means members of, or participants in, DTC.
“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.
“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Base Rate” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Base Rate Advance” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Benefit Plan Investor” has the meaning given to such term in Section 3(42) of ERISA.
“Borrowing” has the meaning set forth in Section 2.02(c) of the 2017-1 Class A-1 Note Purchase Agreement.
“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Cede” has the meaning set forth in Section 4.2(a) of the Series 2017-1 Supplement.
“Class A-1 Accrued Quarterly Commitment Fee Shortfall” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, as well as the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Class A‑1 Notes Commitment Fees Account with respect to the Series 2017-1 Class A-1 Notes on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Class A-1 Notes Accrued Quarterly Commitment Fee Amounts for all such preceding Weekly Allocation Dates.
“Class A-1 Amendment Expenses” means “Amendment Costs” as defined in, and payable pursuant to, Section 9.05(a)(ii) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Class A-1 Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:
(a)    with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2017-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus
(b)    with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2017-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus
(c)    with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2017-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus
(d)    with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2017-1 Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 360; plus
(e)    with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.
“Class A-1 Estimated Quarterly Commitment Fee” means, with respect to any Interest Accrual Period, an amount equal to the sum of (a) the product of (i) the Estimated Daily Commitment Fees Amount for such Interest Accrual Period and (ii) the number of days in such Interest Accrual Period, and (b) the amount of any Class A-1 Quarterly Commitment Fees Shortfall Amount with respect to the Series 2017-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture) for the immediately preceding Interest Accrual Period together with Additional Class A-1 Notes Commitment Fees Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Quarterly Commitment Fees Shortfall Amount.
“Class A-1 Estimated Quarterly Interest” means, with respect to each Interest Accrual Period, an amount equal to the sum of (a) the product of (i) the Estimated Class A-1 Daily Interest Amount for such Interest Accrual Period and (ii) the number of days in such Interest Accrual Period, and (b) the amount of any Senior Notes Quarterly Interest Shortfall Amount with respect to the Series 2017-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture) for the immediately preceding Interest Accrual Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(c) of the Base Indenture) on such Senior Notes Quarterly Interest Shortfall Amount.
“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2017-1 Class A-1 VFN Fee Letter in connection with the extension of a Commitment Termination Date.
“Class A-1 Final Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Class A-1 Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate amount allocated pursuant to clauses (i), (iii) and (iv) (to the extent such amounts under clause (iii) were allocated with respect to amounts calculated under clause (i) or (iv)) of the defined term “Senior Notes Accrued Quarterly Interest Amount” in respect of such Interest Accrual Period, in each case without duplication. For purposes of the Base Indenture, the “Class A-1 Final Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A‑1 Interest Adjustment Amount” for such Interest Accrual Period.
“Class A-1 Interim Interest Adjustment Amount” means, with respect to any Interest Accrual Period, as of any date of determination prior to the ending of such Interest Accrual Period, the result (if positive) of (a) the expected aggregate of the Class A-1 Daily Interest Amounts for each day in such Interest Accrual Period as of such date of determination, as determined by the Manager in accordance with the Managing Standard minus (b) the aggregate amount allocated pursuant to clauses (i), (iii) and (iv) (to the extent such amounts under clause (iii) were allocated with respect to amounts calculated under clauses (i) or (iv) and without duplication) of the defined term “Senior Notes Accrued Quarterly Interest Amount” in respect of such Interest Accrual Period.
“Class A-1 Notes Accrued Quarterly Commitment Fee Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (except as provided for in clause (iv) below, with respect to the Interest Accrual Period ending in such Quarterly Collection Period), an amount equal to the sum of
(i) the lesser of (A) the product of (1) the Weekly Accrual Percentage for such Weekly Collection Period and (2) the Class A-1 Estimated Quarterly Commitment Fee for such Interest Accrual Period and (B) the amount, if any, by which, (1) the Class A-1 Estimated Quarterly Commitment Fee exceeds (2) the aggregate amount previously allocated pursuant to this clause (i) and clause (ii) (to the extent such amounts under clause (ii) were allocated with respect to amounts calculated under this clause (i)) on each preceding Weekly Allocation Date during such Quarterly Collection Period plus the absolute value of any allocated but unpaid negative Commitment Fee Final Adjustment Amount; provided that, solely for purposes of the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, this clause (i) shall be deemed to mean an amount equal to the excess of (x) the product of (1) 40.0% and (2) the Class A-1 Estimated Quarterly Commitment Fee for such Interest Accrual Period over (y) the amount (if any) of the Series 2015-1 Note Excess Funds that the Manager directs the Trustee to apply to the Class A-1 Notes Accrued Quarterly Commitment Fee Amount pursuant to the Weekly Manager’s Certificate with respect to such Weekly Allocation Date;
(ii) the Class A-1 Accrued Quarterly Commitment Fee Shortfall for such Weekly Allocation Date;
(iii) if such Weekly Allocation Date is the twelfth or thirteenth Weekly Allocation Date in such Quarterly Collection Period, the Commitment Fee Interim Adjustment Amount, if positive, with respect to such Interest Accrual Period; and
(iv) if such Weekly Allocation Date is the last Weekly Allocation Date in the Interest Accrual Period ending in such Quarterly Collection Period, the Commitment Fee Final Adjustment Amount, if positive, with respect to such Interest Accrual Period.
For purposes of the Base Indenture, the “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” shall be deemed to be the “Class A-1 Notes Accrued Quarterly Commitment Fee Amount”.
“Class A-1 Notes Other Amounts” means the amounts identified as “Breakage Amounts”, Indemnified Liabilities”, “Applicable Agent Indemnified Liabilities”, “Increased Capital Costs”, Increased Costs”, “Increased Tax Costs”, “Pre-Closing Costs”, “Other Post-Closing Expenses” or “Out-of-Pocket Expenses” in the Series 2017-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Class A-1 Notes Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts”.
“Class A-1 Taxes” has the meaning set forth in Section 3.08(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Class A-1 Quarterly Commitment Fee Amount” means, for any Interest Accrual Period, with respect to all Outstanding Series 2017-1 Class A-1 Notes, the Undrawn Commitment Fees due and payable on all such Outstanding Series 2017-1 Class A-1 Notes with respect to such Interest Accrual Period. For purposes of the Base Indenture, the “Class A-1 Quarterly Commitment Fee Amount” shall be deemed to be a “Class A-1 Quarterly Commitment Fee Amount”. For purposes of calculating the DSCR only, the Class A-1 Quarterly Commitment Fee Amount for the Series 2017-1 Class A-1 Notes shall be divided between the Quarterly Payment Date in November 2017 and the Quarterly Payment Date in February 2018 as follows: (x) for the Quarterly Payment Date in November 2017, an amount equal to the Class A-1 Quarterly Commitment Fee Amount that would be payable on the Quarterly Payment Date in November 2017 assuming a 22-day initial Interest Accrual Period for the Series 2017-1 Class A-1 Notes and (y) for the Quarterly Payment Date in February 2018, an amount equal to the Class A-1 Quarterly Commitment Fee Amount that would be payable on the Quarterly Payment Date in February 2018 assuming a 92-day Interest Accrual Period for the Series 2017-1 Class A-1 Notes.
“Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2017-1 Class A-2 Note Rate on the Series 2017-1 Class A-2 Outstanding Principal Amount, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Quarterly Interest Shortfall Amount with respect to the Series 2017-1 Class A-2 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Accrual Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(c) of the Base Indenture) on such Senior Notes Quarterly Interest Shortfall Amount.
“Commercial Paper” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Commitment Amount” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Commitments” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Commitment Fee Final Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period minus (b) the aggregate amount allocated pursuant to clauses (i), (ii), and (iii) of the defined term “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” in respect of such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fee Final Adjustment Amount” shall be deemed to be the “Class A-1 Commitment Fee Adjustment Amount”.
“Commitment Fee Interim Adjustment Amount” means, with respect to any Interest Accrual Period, as of any date of determination prior to the ending of such Interest Accrual Period, the result (if positive) of (a) the expected aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period as of such date of determination, as determined by the Manager in accordance with the Managing Standard minus (b) the aggregate amount allocated pursuant to clauses (i), (ii), and (iii) of the defined term “Class A-1 Notes Accrued Quarterly Commitment Fee Amount” in respect of such Interest Accrual Period.
“Commitment Percentage” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Commitment Term” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Commitment Termination Date” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement.
“Committed Note Purchaser Percentage” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Conduit Assignee” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Conduit Investors” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement.
“Confidential Information” for purposes of the Series 2017-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“CP Advance” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“CP Funding Rate” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“CP Rate” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Daily Commitment Fees Amount” means, for any day during any Interest Accrual Period, the Undrawn Commitment Fees that accrue for such day.
“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2017-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2017-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2017-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.
“Decrease” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Defaulting Investor” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2017-1 Supplement.
“DTC” means The Depository Trust Company and any successor thereto.
“Eligible Conduit Investor” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Estimated Class A-1 Daily Interest Amount” means (a) for the first Interest Accrual Period, the Class A-1 Daily Interest Amount as of the Closing Date and (b) for any other Interest Accrual Period, the Class A-1 Daily Interest Amount for the first day of the Quarterly Collection Period during which such Interest Accrual Period commenced.
“Estimated Daily Commitment Fees Amount” means (a) for the first Interest Accrual Period, the Daily Commitment Fees Amount as of the Closing Date and (b) for any other Interest Accrual Period, the Daily Commitment Fees Amount for the first day of the Quarterly Collection Period during which such Interest Accrual Period commenced.
“Eurodollar Advance” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Business Day” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Funding Rate” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Funding Rate (Reserve Adjusted)” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Interest Accrual Period” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Rate” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Reserve Percentage” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Eurodollar Tranche” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).
“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.
“F.R.S. Board” means the Board of Governors of the Federal Reserve System.
“Funding Agent” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement.
“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.
“Increase” has the meaning set forth in Section 2.1(a) of the Series 2017-1 Supplement.
“Initial Purchaser” means, collectively, Guggenheim Securities LLC, Barclays Capital Inc., Goldman Sachs & Co., Citigroup Global Markets, Inc. and J.P. Morgan Securities, LLC.
“Investor” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Investor Group” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Investor Group Increase Amount” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Investor Group Principal Amount” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“L/C Commitment” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“L/C Issuing Bank” has the meaning set forth in Section 2.07(g) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“L/C Obligations” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“L/C Provider” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Lender Party” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Make-Whole End Date” has the meaning set forth in Section 3.6(e) of the Series 2017-1 Supplement.
“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2017-1 Supplement.
“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.
“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2017-1 Closing Date, the amount set forth on Schedule I to the Series 2017-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement, Investor Group Supplement by which the members of such Investor Group become parties to the Series 2017-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2017-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement, Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Non-Excluded Taxes” has the meaning set forth in Section 3.08(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Non-Funding Committed Notes Purchaser” has the meaning set forth in Section 2.02(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2017-1 Class A-2 Notes, dated September 14, 2017, prepared by the Master Issuer.
“Official Body” has the meaning set forth in the definition of “Change in Law”.
“Outstanding Series 2017-1 Class A-1 Notes” means, with respect to the Series 2017-1 Class A-1 Notes, all Series 2017-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except:
(i)    Series 2017-1 Class A-1 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;
(ii)    Series 2017-1 Class A-1 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2017-1 Class A-1 Distribution Account and are available for payment of such Series 2017-1 Class A-1 Notes and the Commitments with respect to which have terminated; provided that if such Series 2017-1 Class A-1 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;
(iii)    Series 2017-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;
(iv)    Series 2017-1 Class A-1 Notes in exchange for, or in lieu of which other Series 2017-1 Class A-1 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2017-1 Class A-1 Notes are held by a holder in due course or protected purchaser; and
(v)    Series 2017-1 Class A-1 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2017-1 Class A-1 Notes have been issued as provided in the Indenture.
“Outstanding Series 2017-1 Class A-2 Notes” means, with respect to the Series 2017-1 Class A-2 Notes, all Series 2017-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:
(i)    Series 2017-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;
(ii)    Series 2017-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2017-1 Class A-2 Distribution Account and are available for payment of such Series 2017-1 Class A-2 Notes; provided that if such Series 2017-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;
(iii)    Series 2017-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;
(iv)    Series 2017-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2017-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2017-1 Class A-2 Notes are held by a holder in due course or protected purchaser; and
(v)    Series 2017-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2017-1 Class A-2 Notes have been issued as provided in the Indenture;
provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2017-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2017-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2017-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2017-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2017-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2017-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2017-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.
“Outstanding Series 2017-1 Notes” means, collectively, all Outstanding Series 2017-1 Class A-1 Notes and all Outstanding Series 2017-1 Class A-2 Notes.
“Permanent Regulation S Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2017-1 Supplement.
“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2017-1 Supplement.
“Prepayment Record Date” means, with respect to the date of any Series 2017-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2017-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2017-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2017-1 Prepayment.
“Prime Rate” means the rate of interest publicly announced from time to time by a commercial bank mutually agreed upon by the Manager and the Servicer as its reference rate, base rate or prime rate.
“Program Support Agreement” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Program Support Provider” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Quarterly Scheduled Principal Amount” means, with respect to each Quarterly Payment Date commencing on February 20, 2018, (i) with respect to the Series 2017-1 Class A-2-I Notes, $1,500,000 and (ii) with respect to the Series 2017-1 Class A-2-II Notes, $2,000,000; provided that amounts paid to the Class A-2 Noteholders in respect of the Series 2017-1 Class A-2 Outstanding Principal Amount (x) in respect of amounts allocated pursuant to clause (i)(D) of the Priority of Payments shall reduce the respective Quarterly Scheduled Principal Amounts pro rata, (y) as optional prepayments pursuant to Section 3.6(f)(i), shall reduce the respective Quarterly Scheduled Principal Amounts with respect to the applicable Tranche ratably based on the Outstanding Principal Amount of such optional prepayment or (z) as Optional Scheduled Principal Prepayments pursuant to Section 3.6(f)(ii) shall reduce such Quarterly Scheduled Principal Amounts prepaid to zero. Series 2017-1 Class A-2 Notes that are cancelled pursuant to Section 2.14 of the Base Indenture shall reduce the applicable Quarterly Scheduled Principal Amounts ratably based on the Outstanding Principal Amount of such Series 2017-1 Class A-2 Notes. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments”.
“Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination.
“Rabobank” means Coöperatieve Rabobank, U.A., New York Branch.
“Rating Agencies” means S&P and any successor or successors thereto. Solely with respect to the Class A-2 Notes, in the event that at any time the rating agencies rating the Series 2017-1 Class A-2 Notes do not include S&P, references to rating categories of S&P in this Series Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Notes as of the most recent date on which such other rating agency and S&P published ratings for the type of security in respect of which such alternative rating agency is used.
“Refunding Date” has the meaning set forth in Section 2.06(f) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Regulation S” means Regulation S promulgated under the Securities Act.
“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.
“Reimbursement Obligation” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Restricted Period” means, with respect to any Series 2017-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2017-1 Closing Date and ending on the 40th day after the Series 2017-1 Closing Date.
“Rule 144A Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2017-1 Supplement.
“Rule 144A” means Rule 144A promulgated under the Securities Act.
“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Senior Notes Accrued Quarterly Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period (except as provided for in clause (v) below, with respect to the Interest Accrual Period ending in such Quarterly Collection Period), an amount equal to the sum of
(i) the lesser of (A) the product of (1) the Weekly Accrual Percentage for such Weekly Collection Period and (2) the Class A-1 Estimated Quarterly Interest for such Interest Accrual Period and (B) the amount, if any, by which (1) the Class A-1 Estimated Quarterly Interest for such Interest Accrual Period exceeds (2) the aggregate amount previously allocated pursuant to this clause (i) and clause (iii) (to the extent such amounts under clause (iii) were allocated with respect to amounts calculated under this clause (i), without duplication) on each preceding Weekly Allocation Date during such Quarterly Collection Period plus the absolute value of any allocated but unpaid negative Class A-1 Final Interest Adjustment Amount; provided that, solely for purposes of the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, this clause (i) shall be deemed to mean an amount equal to the excess of (x) the product of (1) 40.0% and (2) the Class A-1 Estimated Quarterly Interest for such Interest Accrual Period over (y) the amount (if any) of the Series 2015-1 Note Excess Funds that the Manager directs the Trustee to apply to the Senior Notes Accrued Quarterly Interest Amount pursuant to this clause (i), pursuant to the Weekly Manager’s Certificate with respect to such Weekly Allocation Date;
(ii) the lesser of (A) the product of (1) the Weekly Accrual Percentage for such Weekly Collection Period and (2) the Class A-2 Quarterly Interest for such Interest Accrual Period and (B) the amount by which (1) the Class A-2 Quarterly Interest for such Interest Accrual Period exceeds (2) the aggregate amount previously allocated pursuant to this clause (ii) and clause (iii) (to the extent such amounts under clause (iii) were allocated with respect to amounts calculated under this clause (ii), without duplication) on each preceding Weekly Allocation Date during such Quarterly Collection Period; provided that, solely for purposes of the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, this clause (ii) shall be deemed to mean an amount equal to the excess of (x) the product of (1) 40.0% and (2) the Class A-2 Quarterly Interest for such Interest Accrual Period over (y) the amount (if any) of the Series 2015-1 Note Excess Funds that the Manager directs the Trustee to apply to the Senior Notes Accrued Quarterly Interest Amount pursuant to this clause (ii), pursuant to the Weekly Manager’s Certificate with respect to such Weekly Allocation Date;
(iii) the Senior Notes Accrued Quarterly Interest Shortfall for such Weekly Allocation Date;
(iv) if such Weekly Allocation Date is the twelfth or thirteenth Weekly Allocation Date in such Quarterly Collection Period, the Class A-1 Interim Interest Adjustment Amount, if positive, with respect to such Interest Accrual Period; and
(v) if such Weekly Allocation Date is the last Weekly Allocation Date in the Interest Accrual Period ending in such Quarterly Collection Period, the Class A-1 Final Interest Adjustment Amount, if positive, with respect to such Interest Accrual Period.
For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Interest Amount”.
“Senior Notes Accrued Quarterly Interest Shortfall” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, as well as the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Interest Payment Account with respect to the Senior Notes on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Senior Notes Accrued Quarterly Interest Amount for all such preceding Weekly Allocation Dates.
“Series 2015-1 Class A-1 Notes” means the “Series 2015-1 Class A-1 Notes” as defined in the Series 2015-1 Supplement to the Base Indenture, dated as January 26, 2015, by and between the Master Issuer and the Trustee.
“Series 2015-1 Class A-2-I Notes” means the “Series 2015-1 Class A-2-I Notes” as defined in the Series 2015-1 Supplement to the Base Indenture, dated as January 26, 2015, by and between the Master Issuer and the Trustee.
“Series 2015-1 Note Excess Funds” means, for the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, the aggregate amount of any funds that (x) were allocated on any previous Weekly Allocation Date to a Collection Account Administrative Account for future payments (whether in respect of principal, interest, fees or otherwise) with respect to the Series 2015-1 Class A-1 Notes or the Series 2015-1 Class A-2-I Notes and (y) as of the Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, have not been applied to make payments with respect to such Notes; provided, however, that if either of the Series 2015-1 Class A-1 Notes or the Series 2015-1 Class A-2-I Notes have not been paid in full, or the commitments with respect to the Series 2015-1 Class A-1 Notes have not been terminated, by Weekly Allocation Date with respect to the Weekly Collection Period that includes the Closing Date, the amount of the “Series 2015-1 Note Excess Funds” shall be deemed to be zero.
“Series 2017-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2017-1 Supplement. For purposes of the Base Indenture, the “Series 2017-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.
“Series 2017-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account after giving effect to any withdrawals therefrom on such date with respect to the Series 2017-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2017-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.
“Series 2017-1 Class A-1 Administrative Agent” has the meaning set forth in the preamble to the Series 2017-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent”
“Series 2017-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2017-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses”.
“Series 2017-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2017-1 Class A-1 Note Purchase Agreement.
“Series 2017-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.
“Series 2017-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Series 2017-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.
“Series 2017-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.
“Series 2017-1 Class A-1 Commitment Term” has the meaning set forth under “Commitment Term” in this Annex A.
“Series 2017-1 Class A-1 Distribution Account” means account no. 11880700 entitled “Citibank, N.A. f/b/o DB Master Finance LLC, Series 2017-1 – Series 2017-1 Distribution Account” maintained by the Trustee pursuant to Section 3.7(a) of the Series 2017-1 Supplement or any successor securities account maintained pursuant to Section 3.7(a) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2017-1 Class A-1 Outstanding Principal Amount exceeds the Series 2017-1 Class A-1 Notes Maximum Principal Amount.
“Series 2017-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2017-1 Class A-1 Initial Advances made on the Series 2017-1 Closing Date pursuant to Section 2.1(a) of the Series 2017-1 Supplement, which is $0.
“Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2017-1 Closing Date pursuant to Section 2.07 of the Series 2017-1 Class A-1 Note Purchase Agreement, which is $32,363,785.56.
“Series 2017-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2017-1 Closing Date pursuant to Section 2.06 of the Series 2017-1 Class A-1 Note Purchase Agreement, which is $0.
“Series 2017-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.
“Series 2017-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.
“Series 2017-1 Class A-1 Noteholder” means the Person in whose name a Series 2017-1 Class A-1 Note is registered in the Note Register.
“Series 2017-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of October 23, 2017, by and among the Master Issuer, the Guarantors, the Manager, the Series 2017-1 Class A-1 Investors, the Series 2017-1 Class A-1 Noteholders and Rabobank, as administrative agent thereunder, pursuant to which the Series 2017-1 Class A-1 Noteholders have agreed to purchase the Series 2017-1 Class A-1 Notes from the Master Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement”.
“Series 2017-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount resulting from Series 2017-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2017-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount resulting from Series 2017-1 Class A-1 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2017-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount resulting from Series 2017-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2017-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2017-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2017-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a 360-day year (or, in the case of the Base Rate, 365 or 366, as applicable) and the actual number of days elapsed; provided, however, that the Series 2017-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.
“Series 2017-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2017-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2017-1 Class A-1 Notes Renewal Date. For purposes of the Base Indenture, a “Series 2017-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event”.
“Series 2017-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2017-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2017-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2017-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period”.
“Series 2017-1 Class A-1 Notes Maximum Principal Amount” means, as of any time, the aggregate Commitment Amount provided under the Series 2017-1 Class A-1 Notes.
“Series 2017-1 Class A-1 Notes Renewal Date” means (i) the Quarterly Payment Date in November, 2022, (ii) if the date in clause (i) is extended at such time until the Quarterly Payment Date in November 2023, the Quarterly Payment Date in November 2023 and (iii) if the date in clause (ii) is extended at such time until the Quarterly Payment Date in November 2024, the Quarterly Payment Date in November 2024, in each case pursuant to Section 3.6(b) of this Series Supplement). For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date”.
“Series 2017-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2017-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2017-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2017-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2017-1 Supplement resulting from Series 2017-1 Class A-1 Advances made on or prior to such date and after the Series 2017-1 Closing Date plus (d) any Series 2017-1 Class A-1 Outstanding Subfacility Amount on such date; provided that at no time may the Series 2017-1 Class A-1 Outstanding Principal Amount exceed the Series 2017-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”.
“Series 2017-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2017-1 Class A-1 Swingline Notes and Series 2017-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2017-1 Class A-1 Note Purchase Agreement or the Series 2017-1 Supplement).
“Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Accrual Period commencing on or after the Series 2017-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest”.
“Series 2017-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2017-1 Class A-1 Notes.
“Series 2017-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2017-1 Class A-1 Swingline Note or Series 2017-1 Class A-1 L/C Note is registered in the Note Register.
“Series 2017-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.
“Series 2017-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2017-1 Supplement.
“Series 2017-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2017-1 Closing Date, by and among the Master Issuer, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.
“Series 2017-1 Class A-2 Distribution Account” means account no. 11880800 entitled “Citibank, N.A. f/b/o DB Master Finance LLC, Series 2017-1 – Series 2017-2 Distribution Account” maintained by the Trustee pursuant to Section 3.8(a) of the Series 2017-1 Supplement or any successor securities account maintained pursuant to Section 3.8(a) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2017-1 Class A-2 Notes, which is $1,400,000,000.
“Series 2017-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to a Series 2017-1 Class A-2 Prepayment, an amount (not less than zero) calculated by the Manager on behalf of the Master Issuer equal to (A) if such Series 2017-1 Class A-2 Prepayment occurs prior to the relevant Make-Whole End Date with respect to the applicable Tranche (i) the discounted present value as of the relevant Series 2017-1 Make-Whole Premium Calculation Date of all future installments of interest (excluding any interest required to be paid on the related Series 2017-1 Prepayment Date) on and principal of such Series 2017-1 Class A-2 Notes that the Master Issuer would otherwise be required to pay on such Series 2017-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2017-1 Prepayment Date to and including the Make-Whole End Date with respect to such Tranche, assuming payments of Quarterly Scheduled Principal Amounts are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Quarterly Scheduled Principal Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such repayment and assuming that Quarterly Scheduled Principal Amounts are to be made with respect to such Series 2017-1 Class A-2 Notes on each Quarterly Payment Date prior to such Make-Whole End Date; provided that no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2017-1 Class A-2 Notes or portion thereof is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount of such Series 2017-1 Class A-2 Notes (or portion thereof) being prepaid or (B) if such Series 2017-1 Class A-2 Prepayment occurs on or after the Make-Whole End Date with respect to the applicable Tranche, zero. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2017-1 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the relevant Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2017-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium”, and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.
“Series 2017-1 Class A-2 Noteholder” means the Person in whose name a Series 2017-1 Class A-2 Note is registered in the Note Register.
“Series 2017-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of September 14, 2017 by and among Guggenheim Securities, LLC and Barclays Capital Inc., each on behalf of itself and as a representative of the Initial Purchasers, the Master Issuer, the Guarantors and the Manager, as amended, supplemented or otherwise modified from time to time.
“Series 2017-1 Class A-2 Note Rate” means (i) with respect to the Series 2017-1 Class A-2-I Notes, the Series 2017-1 Class A-2-I Note Rate and (ii) with respect to the Series 2017-1 Class A-2-II, the Series 2017-1 Class A-2-II Note Rate.
“Series 2017-1 Class A-2-I Note Rate” means 3.629% per annum.
“Series 2017-1 Class A-2-II Note Rate” means 4.030% per annum.
“Series 2017-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2017-1 Supplement.
“Series 2017-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2017-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2017-1 Class A-2 Noteholders with respect to Series 2017-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2017-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”.
“Series 2017-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i). For purposes of the Base Indenture, Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest”.
“Series 2017-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2017-1 Supplement.
“Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium” means, with respect to any Optional Scheduled Principal Prepayment, an amount, calculated by the Manager on behalf of the Master Issuer, equal to: (i) the sum of the discounted present values as of the applicable Scheduled Principal Prepayment Date of (A) all future installments of interest on what would otherwise be required to be paid on each Quarterly Scheduled Principal Amount being prepaid, from the Scheduled Principal Prepayment Date to and including each Quarterly Payment Date on which such Quarterly Scheduled Principal Amounts were otherwise due (“Scheduled Principal Payment Due Date”) and (B) each Quarterly Scheduled Principal Amount that would otherwise be required to be paid on the Scheduled Principal Payment Due Date minus (ii) the sum of Quarterly Scheduled Principal Amounts being prepaid. The discount rates for the purposes of clause (i) above will equal the sum of: (x) the yields to maturity (adjusted to a quarterly bond-equivalent basis), determined as of a date no more than five (5) Business Days prior to the Scheduled Principal Prepayment Date, of the United States Treasury Securities having maturities closest to each applicable Scheduled Principal Payment Due Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2017-1 Class A-2 Scheduled Principal Prepayment Premium” shall be deemed to be a “Prepayment Premium”, and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.
“Series 2017-1 Closing Date” means October 23, 2017. For purposes of the Base Indenture the Series 2017-1 Closing Date shall be deemed a “Series Closing Date”.
“Series 2017-1 Distribution Accounts” means, collectively, the Series 2017-1 Class A-1 Distribution Account and the Series 2017-1 Class A-2 Distribution Account. For purposes of the Base Indenture, the Series 2017-1 Distribution Accounts shall be deemed to be “Series Distribution Accounts”.
“Series 2017-1 Extension Elections” means, collectively, the Series 2017-1 First Extension Election and the Series 2017-1 Second Extension Election.
“Series 2017-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2017-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2017-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2017-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2017-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2017-1 Class A-1 Commitments.
“Series 2017-1 Final Payment Date” means the date on which the Series 2017-1 Final Payment is made.
“Series 2017-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2017-1 Supplement.
“Series 2017-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.
“Series 2017-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2017-1 Supplement.
“Series 2017-1 Interest Reserve Release Amount” means, as of any Quarterly Calculation Date, the excess, if any, of (i) the Series 2017-1 Available Senior Notes Interest Reserve Account Amount over (ii) the Series 2017-1 Senior Notes Interest Reserve Amount for the immediately following Quarterly Payment Date.
“Series 2017-1 Interest Reserve Release Event” means (i) the Manager provides a certification to the Trustee on any Quarterly Calculation Date that the Series 2017-1 Available Senior Notes Interest Reserve Account Amount will exceed the Series 2017-1 Senior Notes Interest Reserve Amount required to be on deposit on the succeeding Quarterly Payment Date or (ii) any reduction in either (A) the Outstanding Principal Amount of the Series 2017-1 Class A-2 Notes or (B) the Series 2017-1 Class A-1 Notes Maximum Principal Amount; provided that immediately after giving effect to any withdrawal of funds from the Senior Notes Interest Reserve Account pursuant to Section 5.10(f)(vii) of the Base Indenture in connection with such Series 2017-1 Interest Reserve Release Event, there shall be no Senior Notes Interest Reserve Account Deficiency Amount outstanding. The provision of the Quarterly Noteholder's Report by the Manager shall be deemed to satisfy clause (i) of this definition. For purposes of the Base Indenture, the “Series 2017-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event”.
“Series 2017-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in November 2047. For purposes of the Base Indenture, the “Series 2017-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.
“Series 2017-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2017-1 Supplement.
“Series 2017-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date up to and including the Series 2017-1 Anticipated Repayment Date, as applicable, only if the DBI Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2017-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.
“Series 2017-1 Noteholders” means, collectively, the Series 2017-1 Class A-1 Noteholders and the Series 2017-1 Class A-2 Noteholders.
“Series 2017-1 Note Owner” means, with respect to a Series 2017-1 Note that is a Book-Entry Note, the Person that is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Series 2017-1 Notes” means, collectively, the Series 2017-1 Class A-1 Notes and the Series 2017-1 Class A-2 Notes.
“Series 2017-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2017-1 Class A-1 Outstanding Principal Amount, plus the Series 2017-1 Class A-2 Outstanding Principal Amount.
“Series 2017-1 Prepayment” means a Series 2017-1 Class A-1 Prepayment, a Series 2017-1 Class A-2 Prepayment or any other prepayment pursuant to Section 3.6(j) of this Series Supplement, as applicable.
“Series 2017-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2017-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.
“Series 2017-1 Prepayment Date” means the date on which any prepayment on the Series 2017-1 Class A-1 Notes or the Series 2017-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii), Section 3.6(f)(i) or Section 3.6(j) of this Series Supplement, which shall be, with respect to any Series 2017-1 Prepayment pursuant to Section 3.6(f)(i) of this Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2017-1 Prepayment in connection with a Rapid Amortization Period or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.
“Series 2017-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2017-1 Supplement.
“Series 2017-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2017-1 Supplement.
“Series 2017-1 Senior Noteholders” means, collectively, the Series 2017-1 Class A-1 Noteholders and the Series 2017-1 Class A-2 Noteholders.
“Series 2017-1 Senior Notes” means, collectively, the Series 2017-1 Class A-1 Notes and the Series 2017-1 Class A-2 Notes.
“Series 2017-1 Senior Notes Interest Reserve Amount” means, with respect to any Quarterly Payment Date (and any Weekly Allocation Date related thereto), an amount equal to the Series 2017-1 Senior Notes Quarterly Interest Amount due on the next Quarterly Payment Date (assuming that amounts available under the Series 2017-1 Class A-1 Note Purchase Agreement at such time (after giving effect to any commitment reductions on such date) are fully drawn).
“Series 2017-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date beginning with the Quarterly Payment Date in February 2018, the aggregate amount of Senior Notes Accrued Quarterly Interest Amounts with respect to the related Interest Accrual Period, on the Series 2017-1 Notes (other than any Senior Notes Quarterly Post-ARD Contingent Interest); provided that any amount deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest”, “Series 2017-1 Class A-1 Notes Administrative Expenses”, “Class A-1 Notes Other Amounts”, or “Class A-1 Quarterly Commitment Fee Amount” for purposes of the Base Indenture shall under no circumstances be deemed to constitute part of the “Series 2017-1 Senior Notes Quarterly Interest Amount”. For purposes of the Base Indenture, the “Series 2017-1 Senior Notes Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”. For purposes of calculating the DSCR only, the Series 2017-1 Senior Notes Quarterly Interest Amount shall be divided between the Quarterly Payment Date in November 2017 and the Quarterly Payment Date in February 2018 as follows: (x) for the Quarterly Payment Date in November 2017, an amount equal to the Series 2017-1 Senior Notes Quarterly Interest Amount that would be payable on the Quarterly Payment Date in November 2017 assuming a 27-day initial Interest Accrual Period for the Series 2017-1 Class A-2 Notes and a 22-day initial Interest Accrual Period for the Series 2017-1 Class A-1 Notes and (y) for the Quarterly Payment Date in February 2018, an amount equal to the Series 2017-1 Senior Notes Quarterly Interest Amount that would be payable on the Quarterly Payment Date in February 2018 assuming a 90-day Interest Accrual Period for the Series 2017-1 Class A-2 Notes and a 92-day Interest Accrual Period for the Series 2017-1 Class A-1 Notes.
“Series 2017-1 Supplement” means the Series 2017-1 Supplement, dated as of the Series 2017-1 Closing Date by and among the Master Issuer, the Trustee and the Series 2017-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.
“Series 2017-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2017-1 Supplement.
“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.
“Specified Rating Agencies” means any of S&P Global Ratings, Moody’s or Fitch, as applicable.
“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2017-1 Supplement.
“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2017-1 Supplement.
“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2017-1 Supplement.
“Swingline Commitment” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Swingline Lender” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Swingline Loan Request” has the meaning set forth in Section 2.06(b) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Swingline Participation Amount” has the meaning set forth in Section 2.06(f) of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2017-1 Supplement.
“Tranche” means each of (i) the Series 2017-1 Class A-2-I Notes and (ii) the Series 2017-1 Class A-2-II Notes. For purposes of the Base Indenture, each of the Series 2017-1 Class A-2-I Notes and the Series 2017-1 Class A-2-II Notes shall be deemed to be a “Tranche” of the Class A-2 Notes.
“Tranche Percentage” means, with respect to any date of determination, (i) with respect to the Tranche consisting of the Series 2017-1 Class A-2-I Notes, the quotient of the Outstanding Principal Amount of the Series 2017-1 Class A-2-I Notes divided by the Outstanding Principal Amount of the Series 2017-1 Class A-2 Notes, and (ii) with respect to the Tranche consisting of the Series 2017-1 Class A-2-II Notes, the quotient of the Outstanding Principal Amount of the Series 2017-1 Class A-2-II Notes divided by the Outstanding Principal Amount of the Series 2017-1 Class A-2 Notes.
“Transaction Party” means any of the Master Issuer, a Guarantor, an Initial Purchaser or any other party to the offering of the Series 2017-1 Class A-2 Notes.
“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Undrawn L/C Face Amounts” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“Unreimbursed L/C Drawings” has the meaning set forth in Section 1.02 of the Series 2017-1 Class A-1 Note Purchase Agreement.
“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2017-1 Supplement.
“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2017-1 Supplement.

1